Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share

Note 20. Earnings Per Share

Basic earnings per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period, increased to include the number of shares of common stock that would have been outstanding had potential dilutive shares of common stock been issued. The dilutive effect of stock options and RSUs are reflected in diluted net income per share by applying the treasury stock method. There were no Frontdoor equity awards outstanding prior to the Spin-off.

Basic and diluted earnings per share are calculated as follows:

	Year Ended
	December 31,
(In millions, except per share data)	2018	2017	2016
Net Income	$125	$160	$124
Weighted-average common shares outstanding(1)	84.5	84.5	84.5
Effect of dilutive securities:
RSUs	0.1	—	—
Stock options(2)	—	—	—
Weighted-average common shares outstanding - assuming dilution	84.7	84.5	84.5
Basic earnings per share	$1.47	$1.90	$1.47
Diluted earnings per share	$1.47	$1.90	$1.47

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(1)	For periods prior to the Spin-off, earnings per share was calculated based on the 84,515,619 shares of Frontdoor stock that were outstanding at the date of distribution.
(2)	Options to purchase 0.1 million shares for the years ended December 31, 2018 were not included in the diluted earnings per share calculation because their effect would have been anti-dilutive.